UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) January 6, 2005
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                                  Securac Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

      033-07456-LA                                    88-0210214
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(Commission File Number)                   (IRS Employer Identification No.)


2500, 520-5th Avenue SW, Calgary, Alberta                   T2P 3R7
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (403) 225-0403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION.

      On January 6, 2005, we acquired all of the outstanding stock of Risk Governance, Inc., a private Delaware corporation ("RGI"), in exchange for stock of our company valued at $1,147,722 for purposes of the transaction. The transaction was effected pursuant to a share purchase agreement entered into on the same date by our company with the shareholders of RGI. Pricing of the transaction was fixed in connection with a letter of intent previously entered into between our company and RGI. As a result of the acquisition, RGI is now a wholly-owned subsidiary of our company.

     The principal asset of RGI is a license to certain corporate governance software technology owned and developed by Risk Governance Ltd., a United Kingdom company under common ownership with RGI prior to the acquisition ("RGL"). The license gives RGI the right to commercialize applications of the software technology on an exclusive basis in North America in exchange for royalty payments to RGL. Contemporaneous with and as a condition to the acquisition of RGI, Securac Holdings Inc., a private Alberta corporation ("Holdings") from which we license our Acertus(TM) software technology, acquired all of the outstanding stock of RGL in exchange for an equity interest in Holdings. The value of the consideration paid by Holdings was agreed for purposes of the agreement to be equal to $1,147,722, the agreed value of the stock paid by our company for RGI. Holdings is controlled and substantially owned by three members of our management, Messrs. Terry Allen, Bryce Mitchell and Paul Hookham.

     RGI's Messrs. David Sallis and Su Ahmad have agreed to continue in their management capacities with RGI following the acquisition under the terms of their existing management contracts. In connection with and as a condition to the acquisition, RGI's board of directors and other management members were replaced with members of our management.

     See Item 3.02 below.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     In connection with our acquisition of RGI, we issued a total of 2,295,444 shares of our common stock, valued for purposes of the agreement at $.50 per share, to the shareholders of RGI in exchange for all of the outstanding stock of RGI.

     Our issuance of the shares was made without registration under the Securities Act of 1933, as amended, in reliance on Regulation S promulgated thereunder. Each of the shareholders of RGI represented, among other things, that such person is not a US Person within the meaning of Regulation S, appropriate legends were placed on the offering documents and no selling efforts were made in the United States.

     Since October 19, 2004, the date of our last Current Report on Form 8-K (the "Prior 8-K"), we have sold or received subscriptions to purchase the following equity securities (which, exclusive of the as yet unfunded subscription referred to in clause 2 below, amount to just below 5% of the number of securities shown as outstanding in the Prior 8-K):


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

      1. On October 29, 2004, we sold a total of 394,000 shares of common stock to a limited number of investors at $0.50 per share, resulting in gross proceeds of $197,000.
      2. On October 31, 2004, we received an irrevocable commitment from one subscriber to purchase a total of 600,000 shares of common stock at $0.75 per share. The subscription has not yet been funded and is cancelable by us prior to acceptance of subscription funds and issuance of share certificates. If and when the subscription is funded, we have agreed to issue a warrant to purchase a like number of shares at $0.25 per share to the introducing party. The warrant would expire on October 31, 2006.
      3. Effective October 29, 2004, we agreed with a lender to convert indebtedness for borrowed money totaling $250,000 into common stock at a rate of $0.50 per share, 350,000 shares in total, plus two-year warrants to purchase a like number of shares at $0.75 per share.
      4. During December 2004, we sold a total of 477,474 units to a limited number of investors at $0.75 per unit. Each unit consists of one share of common stock and one warrant, exercisable at $1.25 per share, to purchase one share of common stock at any time until December 1, 2007. In connection with the investment, we have agreed to pay a placement agent 3% of the gross proceeds.

     The offer and sale of the foregoing securities was made without registration under the Securities Act of 1933, as amended, in reliance upon the exemption provided by Section 4(2) thereof and/or in reliance upon Regulation S promulgated thereunder. Each of the investors and subscribers represented, among other things, that such person is either an "accredited investor" within the meaning of the Securities Act of 1933, as amended, or that such person is not a US Person within the meaning of Regulation S. In addition, appropriate legends were placed on the offering documents and no selling efforts were made in the United States.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

     To be filed by amendment.

(b) Pro forma financial information.

     To be filed by amendment.

(c) Exhibits.

      2.1 Share Purchase Agreement, dated January 6, 2005, among the registrant and each of the shareholders of Risk Governance, Inc. together with a form of Power of Attorney executed by each shareholder party to the Share Purchase Agreement.

      99.1  Press Release, dated January 19, 2005 announcing the acquisition.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Securac Corp.

                                                By: /s/ Paul J. Hookham
                                                    -------------------------
                                                    Chief Financial Officer

Date:  January 19, 2005


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


                                  EXHIBIT INDEX

Number   Description
------   -----------

2.1 Share Purchase Agreement, dated January 6, 2005, among the registrant and each of the shareholders of Risk Governance, Inc. together with a form of Power of Attorney executed by each shareholder party to the Share Purchase Agreement.

99.1     Press Release, dated January 19, 2005 announcing the acquisition.


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